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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 26, 2001


                               RAYTHEON COMPANY
              (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-12591                  95-1778500
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)



           141 Spring Street
        Lexington, Massachusetts                          02421
(Address of Principal Executive Offices)               (Zip Code)



                                 (781) 862-6600
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

            Certain officers of Raytheon Company have presented and intend to continue presenting materials in the form of a slide show presentation and/or printed materials to meetings of analysts, investment banking firms and prospective investors. These presentations began on April 27, 2001, and are continuing. Among the materials presented is the information attached hereto as
Exhibit 99.1 and incorporated in this Item 5 by reference, all of which has been previously filed in response to Item 9 on Form 8-K on April 26, 2001.


















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


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 3, 2001


                                RAYTHEON COMPANY




                                By: /s/ John W. Kapples
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                                     Name:  John W. Kapples
                                     Title: Vice President and Secretary







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


                                  EXHIBIT LIST

Exhibit No.                      Description

99.1                             Presentation















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